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Sunbelt Rentals Holdings, Inc.

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GOVERNANCE INVESTOR PRESENTATION AUGUST 2026 SUNBELT RENTALS

2 LEGAL NOTICE This presentation has been prepared to inform investors and prospective investors in the secondary markets about the Company and does not constitute an offer of securities or otherwise constitute an invitation or inducement to any person to underwrite, subscribe for or otherwise acquire securities in Sunbelt Rentals Holdings, Inc. or any of its subsidiary companies. The presentation contains forward-looking statements which are necessarily subject to risks and uncertainties because they relate to future events. Our business and operations are subject to a variety of risks and uncertainties, many of which are beyond our control and, consequently, actual results may differ materially from those projected by any forward-looking statements. Further information on the risks that may affect our business is included in filings we make with the U.S. Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2026, and other filings with the SEC. Forward-looking statements made in this presentation speak only as of its date, and we undertake no obligation to update them in light of new information or future events, except as required by law. This presentation contains supplemental financial and operating information which Sunbelt believes provides valuable insight into the performance of the business. While this information is considered as important, it should be viewed as supplemental to the Company’s financial results prepared in accordance with US GAAP and not as a substitute for them.

SUNBELT IS A LEADING EQUIPMENT RENTAL COMPANY

SUNB
LISTED
NYSE

Renting a full range of construction and industrial equipment across a wide variety of applications to a diverse customer base

North America General Tool
54% of Rental Revenue
Location Count: 814

North America Specialty
31% of Rental Revenue
Location Count: 614

UK
7% of Rental Revenue
Location Count: 183

~$11B	~26K	~$19B	~1,600
FY26 Revenue	Team Members	OEC	Locations

Note: The results and figures shown above are as of April 30, 2026.

3 August 2026 Governance Presentation

August 2 4 026 Governance Presentation 5 ACTIONABLE COMPONENTS UNDERPINNED BY STRONG FOUNDATIONAL ELEMENTS SUNBELT 4.0 Actionable Components: PEOPLE PLATFORM INNOVATION Underpinned by Foundational Elements: CUSTOMER GROWTH PERFORMANCE INVESTMENT 1 2 3 4 5 SUSTAINABILITY Elevate our obsession with customer service and their success throughout the organization to a level unparalleled in the broader service sector. Grow General Tool and Specialty through the ongoing structural progression in our business and industry and advance our clusters to deepen our presence and increase our total addressable markets. Operate with greater efficiency through scale, process, and technology to unlock margin progression. Advance our position as a thriving, growing enterprise to deliver long-term sustainable value for our people, customers, communities, and investors. Disciplined capital allocation driving profitable growth, strong cash generation, and enhanced shareholder value.

SUNBELT INVESTMENT DRIVERS We operate in a large, expanding rental industry where long-term structural trends create significant opportunity Market Leadership in a Structurally Growing Industry Our scale, dense network, Specialty breadth, solutions, technologyenabled systems, and execution-driven culture form a system of advantages that deliver superior outcomes Distinct Competitive Advantages that Compound Over Time Share gains, Specialty expansion, and cluster deepening—fueled by same-store growth, greenfields, and strategic bolt-on M&A—expected to drive sustained revenue growth and durable margins Clear Growth Paths to Drive Significant Value Creation Our strong balance sheet and through-the-cycle free cash flow enables flexible deployment of capital across organic and inorganic investments and shareholder returns Growth and Resilience Drive Financial Outperformance through the Cycle Clear capital allocation priorities within our stated long-term net leverage range Disciplined Capital Allocation Powered by Strong Free Cash Flow 5 August 2026 Governance Presentation

6 SUNBELT’S TRANSITION TO THE U.S. August 2026 Governance Presentation TRANSITION TO U.S. PRIMARY LISTING BEST POSITIONS SUNBELT RENTALS FOR CONTINUED GROWTH Announced plan to relist in the U.S. Dec. 10, 2024 96% of shareholders approved proposed U.S. relisting at EGM Jun. 10, 2025 SUNB began trading on NYSE with a U.S. primary listing (maintaining secondary listing on LSE) Mar. 2, 2026 Operational Alignment Capital Markets Talent & Ownership Aligns primary listing location with the majority of Sunbelt’s business activity, leadership team, and employee base Improves corporate profile and go-tomarket strategy through rebranding as Sunbelt Rentals Increases exposure to U.S. investors Enhances liquidity through access to deeper U.S. capital markets Optimizes positioning for inclusion in premier U.S. equity indices Simplifies share ownership for a broader employee base Expands access to recruitment and retention of top U.S. talent Sunbelt’s move to a U.S. primary listing is in the best interests of the business and our shareholders:

BOARD OF DIRECTORS

HIGHLY QUALIFIED DIRECTORS BRING INDEPENDENT PERSPECTIVES, SKILLS, AND EXPERIENCES NEEDED TO OVERSEE NEXT PHASE OF GROWTH


PAUL WALKER
INDEPENDENT NON-EXECUTIVE CHAIR
BRENDAN HORGAN
CHIEF EXECUTIVE OFFICER
Appointed Aug. 2025
NANDO CESARONE
EVP & PRESIDENT U.S., UPS
ANGUS COCKBURN
FORMER CFO, SERCO GROUP
JILL EASTERBROOK
FORMER CEO, JP BODEN & CO
Appointed Aug. 2026
CYNTHIA JAMISON
FORMER CFO, AQUASPY
RENATA RIBEIRO
SVP STRATEGIC OPS, CARNIVAL
Appointed Aug. 2026
EKTA SINGH-BUSHELL
FORMER COO, DRAGOS
Appointed Aug. 2025
JAMIE SINGLETON
FORMER CEO & CHAIR, CUREX GROUP
ROY TWITE
CEO, IMI

New directors appointed in 2025 and 2026 enhance the Board's expertise as we deliver on Sunbelt 4.0 and transition to the U.S.

Nando Cesarone

- Strong **operational and logistics leadership** at a large-cap U.S. company

Jamie Singleton

- Deep expertise in **capital allocation and M&A** from U.S. public company executive and director experience

Cynthia Jamison

- Financial expertise and extensive executive and board experience in **strategic planning, U.S. governance and compensation**

Ekta Singh-Bushell

- **Audit, cybersecurity and technology** expertise and extensive service on global boards

ALIGNMENT OF SKILLS WITH GO-FORWARD STRATEGY

As part of Sunbelt's relisting, the Board is focused on ensuring **continued independent oversight, deep industry knowledge, and diversity of experiences**, while prioritizing **U.S. market, technology and financial expertise** needed to effectively oversee strategic execution and risk management

7 August 2026 Governance Presentation

SUNBELT RENTALS

Fiscal 2026 Compensation Decisions for PSU Awards • Fiscal 2026 was a transitional year for the Company and for our compensation program • Upon relisting, Sunbelt assumed all outstanding equity awards under the prior Ashtead program; the assumption of those awards and accompanying accounting and reporting transition required changes to in-flight awards • The Compensation Committee undertook a deliberate process to manage the complexities of retesting performance criteria, ultimately determining to fix performance outcomes at the five-year historical average (85.5% of maximum). This approach: Drew on objective, verifiable data and avoided distortion in outcomes resulting from the transition Reflected a principled, one-time judgment tied to the relisting — not a discretionary decision to enhance pay outcomes Maintained strong alignment with shareholders • Our fiscal 2027 program will be heavily performance-based and aligned with U.S. market practice and shareholder interests 8 EXECUTIVE COMPENSATION August 2026 Governance Presentation FISCAL 2026 COMPENSATION PROGRAM WAS DRIVEN BY THE RELISTING, WITH A GO-FORWARD PROGRAM ALIGNED WITH U.S. MARKET PRACTICE Pay Element Key Features Fixed Base Salary • Fixed pay competitive with industry and market Short-Term Incentives Annual Cash Incentive Plan • Based on achievement of pre-determined performance targets • Company adjusted EBITDA (42.5%) • Free cash flow (42.5%) • Company safety – TRIR(1) (15%) Long-Term Incentives Performance Stock Units (PSUs) • 60% weighting of LTI • Based on achievement of pre-determined performance targets • Adjusted EPS Growth (50%) • Adjusted ROI (50%) • Threshold / target / maximum performance pays out at 50% / 100% / 200% of target (no payout below threshold) Restricted Stock Units (RSUs) • 40% weighting of LTI (1) Total recordable incident rate. Fiscal 2027 Executive Compensation Program The fiscal 2027 program is designed to support our ability to attract, retain, and incentivize leadership while remaining aligned with U.S. market practice